SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction of incorporation) Vermont	(Commission File Number) 001-15985	(IRS Employer Identification Number) 03-0283552

(Address of principal executive offices) 20 Lower Main St., P.O. Box 667 Morrisville, VT	(Zip Code) 05661-0667

Registrant’s telephone number, including area code:  (802) 888-6600

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

On January 20, 2010, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing net income and net income per share for the fourth quarter and year ended December 31, 2009, as well as the declaration of a regular quarterly cash dividend.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

e)  Incentive Stock Options.

On January 20, 2010, the Board of Directors of Union Bankshares, Inc., (the “Company”) approved the issuance of incentive stock options under the Company’s 2008 Incentive Stock Option Plan, to the following executive officers of the Company:

Name and Title(s) with the Company and Its Subsidiary (Union Bank)	Number of Shares Subject to Option

Kenneth D. Gibbons, President & Chief Executive Officer, the Company and Union Bank	3,000

Marsha A. Mongeon, Vice President, Treasurer & Chief Financial Officer, the Company Senior Vice President & Treasurer, Union Bank	1,500

David S. Silverman, Vice President, the Company Senior Vice President, Union Bank	1,500

The exercise price of all such options is $17.15, which represents the closing price of the Company’s common stock on the date of the grant. All options are subject to a one-year vesting period before they become exercisable and expire 5 years after the date of the grant.

Item 8.01. Other Events

On January 20, 2010 the Board of Directors of Union Bankshares, Inc. declared a quarterly cash dividend of $0.25 per share. The dividend is payable on February 11, 2010 to shareholders of record on January 30, 2010. The quarterly cash dividend for the previous quarter was also $0.25 per share.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

Exhibit 99.1  Union Bankshares, Inc. Press Release dated January 20, 2010, announcing a regular quarterly dividend and fourth quarter and year ended December 31, 2009 net income and net income per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

January 21, 2010	/s/ Kenneth D. Gibbons
Kenneth D. Gibbons, President/Chief Executive Officer

January 21, 2010	/s/ Marsha A. Mongeon
Marsha A. Mongeon Treasurer/Chief Financial Officer